Reserves - Summary of Share Purchase Warrants (Detail) $ / shares in Units, $ in Thousands	Dec. 31, 2019 USD ($) Exchange_Ratio $ / shares shares	Dec. 31, 2018 USD ($)
Disclosure of reserves within equity [abstract]
Number of warrants | shares	10,000,000
Exercise Price of Outstanding Share Purchase Warrants, Ending balance | $ / shares	$ 43.75
Exchange Ratio | Exchange_Ratio	1.00
Share Purchase Warrants Reserve | $	$ 83,077	$ 83,077